Exhibit 1.1

[●] Shares

CHINA POWER TECHNOLOGY, INC.

Common Stock

UNDERWRITING AGREEMENT

February [●], 2011

Rodman & Renshaw, LLC
as Representative of the Several Underwriters
named in Schedule I hereto
c/o Rodman & Renshaw, LLC
1251 Avenue of the Americas, 20th Floor
New York, NY 10020

Ladies and Gentlemen:

China Power Technology, Inc., a Nevada corporation (the “Company”) proposes, subject to the terms and conditions contained herein, to sell to you (Rodman & Renshaw, LLC, or “Rodman”) and the other underwriters named on Schedule I to this Agreement (collectively, the “Underwriters”), for whom you are acting as Representative (the “Representative”), an aggregate of ________ shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto.  In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional ___________ shares (the “Option Shares”) of Common Stock from the Company for the purpose of covering over allotments in connection with the sale of the Firm Shares.  The Firm Shares and the Option Shares are collectively called the “Shares.”

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-169498) including a Preliminary Prospectus (as hereinafter defined) relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement.  Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus have heretofore been delivered by the Company to you.  The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules.  If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.  The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules. Reference made herein to any Preliminary Prospectus, the Statutory Prospectus (as hereinafter defined) or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, including pursuant to Item 12 of Form S-1 under the Securities Act, as of the date of such Preliminary Prospectus, the Statutory Prospectus, or the Prospectus, as the case may be, or thereafter.

The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable.  The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.           Sale, Purchase, Delivery and Payment for the Shares.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)          The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 8 hereof.

(b)          The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price.  The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares.  Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 45 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representative to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c)          Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Jones Day, 222 East 41st Street, New York, NY 10017, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on the same or such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Shares Closing Date”).  In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”).  The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)          Payment shall be made to the Company by wire transfer of immediately available funds to the accounts specified by the Company, against delivery of the Shares to the Representative for the respective accounts of the Underwriters for the Shares to be purchased by them.

(e)          The Shares shall be registered in such names and shall be in such denominations as the Representative shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Representative through the facilities of the Depository Trust Company (“DTC”) for the account of such Underwriter.  The Company will cause the certificates representing the Shares, if certificated, to be made available for checking and packaging, at such place as is designated by the Representative, on the business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

2.           Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

(a)           On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement, the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder.  The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T.  Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be.  With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus is the statements contained in the second, fourth and twelfth paragraphs under the caption “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

(b)           As of the Applicable Time (as hereinafter defined), neither (i) the price to the public and the number of shares offered and sold, as indicated on the cover page of the Prospectus and the Statutory Prospectus (as hereinafter defined), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus (as hereinafter defined), including any electronic road show (including and, without limitation, any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act, each, a “Road Show”) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules.

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means [6]:00 [a.m.]/[p.m.] (Eastern time) on the date of this Underwriting Agreement.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to the Applicable Time.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, each Road Show.

(c)           The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).  Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(d)           The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e)           Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representative otherwise, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified, the Statutory Prospectus or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)           The Company is not eligible to use an “issuer free writing prospectus,” as defined in Rule 433, or a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

(g)           The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Statutory Prospectus and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.  The summary and selected financial data included in the Statutory Prospectus and Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information.  The pro forma financial statements and the related notes thereto included in the Registration Statement, the Statutory Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(h)           Bernstein & Pinchuk LLP (the “Auditor”), whose reports are filed with the Commission as a part of the Registration Statement, is and, during the periods covered by its reports, was an independent registered public accounting firm as required by the Securities Act and the Rules.

(i)            The Company and each of its subsidiaries, including each entity (corporation, partnership, limited liability company, joint venture, association, other business organization or legal entity) controlled directly or indirectly by the Company (each, a “subsidiary”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted as described in the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties.  Except as disclosed in the Statutory Prospectus and the Prospectus, the issued shares of capital stock of, or other ownership interests in, each subsidiary that are held by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not reasonably be expected to have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(j)            Except as disclosed in the Statutory Prospectus and the Prospectus, the Company and each of its subsidiaries (i) has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and (ii) has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Company thereunder except, with respect to the foregoing, where any failure, revocation, termination or other impairment, as applicable, would not reasonably be expected to have a Material Adverse Effect.  Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(k)           The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business.  Neither the Company nor any of its subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

(l)            Except as disclosed in the Statutory Prospectus or the Prospectus, the Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.  Except as disclosed in the Statutory Prospectus or the Prospectus, all property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

(m)           Subsequent to the respective dates as of which information is given in the Statutory Prospectus and the Prospectus, (i) there has not been any event which would reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which reasonably be expected to have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice, declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock

(n)           There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules, except where any failure would not reasonably be expected to have a Material Adverse Effect. Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Except as described in the Statutory Prospectus or the Prospectus, each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(o)           The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(p)           Neither the Company nor any subsidiary (i) is in violation of its certificate or articles of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement, business license, memorandum and articles of association or other organizational documents or instruments, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(q)           This Agreement has been duly authorized, executed and delivered by the Company.

(r)           Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any material (i) indenture, (ii) mortgage, (iii) deed of trust or (iv) other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter, bylaws, business license, memorandum and articles of association or other organizational documents or instruments of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

(s)           The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus.  The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company.  All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable.  There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Certificate of Incorporation or bylaws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound.  The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right.  Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Statutory Prospectus and the Prospectus.

(t)            No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of at least 180 days after the date of this Agreement.  The stockholders party to the Securities Purchase Agreement entered into on June 16, 2010 and amended on September 19, 2010, November 15, 2010 and December 20, 2010 [Note: SPA may be further amended to amend Qualified Public Offering] (as amended from time to time, the “SPA”), have agreed not to sell shares of our common stock for a period of 180 days following this offering, subject to extension under specified circumstances at the option of the Underwriters. All of our officers and directors have agreed not to sell shares of our common stock for a period of 360 days following this offering, subject to extension under specified circumstances at the option of the Underwriters.  Each director and executive officer of the Company and each stockholder of the Company listed on Schedule II hereto has delivered to the Representative his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A (“Form of Director & Officer Lock-Up Agreement”) or Exhibit B  (“Form of Stockholder Lock-Up Agreement”) attached hereto.

(u)           The Company has received waivers (the “Co-Sale Waivers”)  from the investors who signed the SPA (i) confirming such investors' election not to exercise the right (the “Co-Sale Right”) to sell up to 50% of their shares of Common Stock if the Company conducts any equity or equity-related financing in which it will receive gross proceeds in excess of $5,000,000 as provided under Section 4.14 of the SPA, (ii) confirming that the investors will not sell their shares of Common Stock in the proposed underwritten public offering of the Shares pursuant to the Registration Statement (the “Public Offering”), whether or not the Public Offering constitutes a Qualified Public Offering (as defined in the SPA) and (iii) acknowledging that the Co-Sale Right will terminate automatically if the Public Offering constitutes a Qualified Public Offering.

(v)           There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries would, individually or in the aggregate, reasonably expected to have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(w)           All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.

(x)            Neither the Company nor any of its subsidiaries is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would reasonably be expected to have a Material Adverse Effect.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would reasonably be expected to have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, would reasonably be expected to have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

(y)           No transaction has occurred between or among the Company and any of its officers or directors, shareholders or five percent shareholders or any affiliate or affiliates of any such officer or director or shareholder or five percent shareholders that is required to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

(z)           The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(aa)         The Company and each of its subsidiaries has filed all U.S. federal, state, national, provincial, local, municipal and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(bb)         The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System, subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

(cc)         The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the Nasdaq Global Market, nor has the Company received any notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or quotation.

(dd)         The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries.  The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee)         Except as disclosed in the Statutory Prospectus or the Prospectus, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared, (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared and (iii) are effective in all material respects to perform the functions for which they were established.

(ff)          Except as disclosed in the Statutory Prospectus or the Prospectus, based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls that would adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(gg)         Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(hh)         Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ii)           The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 5605 of the NASDAQ Stock Market and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 5605 of the NASDAQ Stock Market.

(jj)           Except as described in the Statutory Prospectus and the Prospectus, to the extent that the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(kk)         Except as described in the Statutory Prospectus and the Prospectus, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses and geographic locations in which they are engaged or propose to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost.  Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(ll)           Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the Financial Industry Regulatory Authority (“FINRA”) or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(mm)      There are no affiliations with FINRA among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(nn)        The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the year ending December 31, 2009, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

(oo)        Except as described in the Statutory Prospectus and the Prospectus, (i) each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Environmental Law”) which are applicable to its business, (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) each of the Company and each of its subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval and (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws.

(pp)         In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(qq)        The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(rr)          The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(ss)         The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(tt)          Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(uu)        Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(vv)        The Company has no obligations under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to any “plan” as defined in Section 3(3) of ERISA.  No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(ww)       Except as described in the Statutory Prospectus and the Prospectus, neither Company nor any of its subsidiaries has any material obligation to provide union, housing, pension, medical, unemployment, disability, maternity and childcare or other employee benefits to any of the present or past employees of the Company or any of its subsidiaries, or to any other person.  Each of the Company and each of its subsidiaries has complied in all material respects with all employment, labor and similar laws applicable to it and has made all such union and welfare contributions for its employees as required by law.

(xx)          None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 3(d) below.

(yy)         The statements set forth in the Statutory Prospectus and the Prospectus insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects.

(zz)         None of the information on (or hyperlinked from) the Company’s website at www.chinapowerti.com includes or constitutes a “free writing prospectus” as defined in Rule 405 under the Act and the Company does not maintain or support any website other than www.chinapowerti.com.

(aaa)       Except as described in the Statutory Prospectus and the Prospectus, the restructuring transactions described in each Statutory Prospectus and the Prospectus under the heading “History and Corporate Structure – Reverse Acquisition of China Niceview” and “History and Corporate Structure – Acquisition of Fuyuan Installation” (the “Restructuring Activities”) have been duly authorized and do not (i) contravene any provision of applicable law, statute, rule, regulation, guideline, issued, administered or enforced by any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration for Industry and Commerce and the State Administration of Foreign Exchange of the People’s Republic of China (the “PRC”)), (ii) contravene the charter, bylaws, business license, memorandum and articles of association or other organizational document or instrument of the Company or any of its subsidiaries, or (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except where any such conflict, breach, violation or default would not reasonably be expected to have a Material Adverse Effect on any such entity; and except as disclosed in each Statutory Prospectus and the Prospectus, all governmental authorizations required in connection with the Restructuring Activities have been made or have been obtained unconditionally in writing, and no such governmental authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled, performed or waived.

(bbb)      The Company is aware of and has been advised as to, the contents of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”) jointly promulgated by the six PRC regulatory agencies, namely, the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”), and the State Administration of Foreign Exchange, which became effective on September 8, 2006 and was further amended on June 22, 2009, including the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange.  Except as described in the Statutory Prospectus and the Prospectus, the issuance and sale of the Offered Shares, the listing and trading of the Offered Shares on the Nasdaq Global Market or the consummation of the transactions contemplated by this Agreement are not and will not be, as of the date hereof, as of the First Shares Closing Date and as of each applicable Option Shares Closing Date, if any, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules.

(ccc)       Each of the Company and each of its subsidiaries that was incorporated outside of the PRC has taken steps to ensure compliance by each of its shareholders, option holders, directors, officers, employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer, employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(ddd)      Except as described in the Statutory Prospectus and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.  All dividends declared by any subsidiary of the Company in the PRC may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in U.S. dollars, subject to the successful completion of PRC procedures required for such remittance and the withholding tax under the PRC Enterprise Income Tax Law as described in the Statutory Prospectus and the Prospectus, and all such dividends and other distributions will not be subject to any other taxes under the laws and regulations of the PRC and are otherwise free and clear of any consents, approvals, authorizations, orders, registrations, clearances, or qualifications with any governmental agency in the PRC.

(eee)       Except as described in the Statutory Prospectus and the Prospectus, under current laws and regulations of the PRC and any political subdivision thereof, (A) all dividends and other distributions declared and payable on the Shares may be paid by the Company to holders thereof in United States dollars or any other currency that may be converted into United States dollars and freely transferred out of each such jurisdiction, and (B) all such payments made to holders thereof or therein who are non-residents of any of such jurisdictions will not be subject to income, withholding or other taxes under laws and regulations of, and will otherwise be free and clear of any other tax, duty, withholding or deduction in, each such jurisdiction, without the necessity of obtaining any governmental authorization in any such jurisdiction or any political subdivision or taxing authority thereof or therein.

(fff)         The application of the net proceeds to be received by the Company from the issue and sales of the Offered Shares as contemplated by each of the Statutory Prospectus and the Prospectus will not contravene any provision of applicable PRC laws, statutes, rules, regulations, guidelines or the certificate or articles of incorporation, business license, or other organizational document or instrument of any of its subsidiaries or contravene the terms or provisions of, or constitute a default under, any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever binding upon any of the subsidiaries, or any judgment, order or decree of any governmental agency in the PRC.

(ggg)     The entering into and performance or enforcement of this Agreement in accordance with its terms will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the PRC, nor will the Underwriters be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws, statutes, rules, regulations or guidelines in the PRC by reason of the entering into, performance or enforcement of this Agreement.

(hhh)     No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty is payable in the PRC, Hong Kong and the British Virgin Islands by or on behalf of the Underwriters to any PRC, Hong Kong or British Virgin Islands taxing authority in connection with (i) the issuance, sale and delivery of the Shares by the Company to or for the account of the Underwriters, (ii) the purchase from the Company, and the initial sale and delivery by the Underwriters, of the Offered Shares to purchasers thereof or (iii) the execution and delivery of this Agreement or any other documents to be furnished hereunder.

(iii)         Neither the Company nor any of its subsidiary or any of their respective properties, assets or revenues has any right of immunity under the PRC, British Virgin Islands, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any PRC, British Virgin Islands, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company, any of its subsidiaries or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company and its subsidiaries waive or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 9 of this Agreement.

(jjj)         Under the laws of the PRC, the choice of law provisions set forth in Section 9 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York Court arising out of or in relation to the obligations of the Company and its subsidiaries under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments as described in the Statutory Prospectus and the Prospectus.

3.           Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters under this Agreement are several and not joint.  The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)          Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)           No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative.  If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)           The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

(d)           The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (1) the General Disclosure Package, nor (2) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included, any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole.

(e)           The Representative shall have received: (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Representative and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Disclosure Package, and (ii) on each Closing Date, a signed letter from the Auditor addressed to the Representative and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)            The Representative shall have received on each Closing Date from Pillsbury Winthrop Shaw Pittman LLP, U.S. special securities counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, the form of which is attached as Exhibit D and to such further effect as the U.S. counsel for the Underwriters shall reasonably request.

(g)           The Representative shall have received on each Closing Date from Lewis and Roca LLP, Nevada counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, the form of which is attached as Exhibit E and to such further effect as the U.S. counsel for the Underwriters shall reasonably request.

(h)           The Representative shall have received on each Closing Date from Harney, Westwood & Riegels, British Virgin Islands counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, the form of which is attached as Exhibit F and to such further effect as the U.S. counsel for the Underwriters shall reasonably request.

(i)            The Representative shall have received on the Firm Shares Closing Date from Robertsons Solicitors, Hong Kong counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, the form of which is attached as Exhibit G and to such further effect as the U.S. counsel for the Underwriters shall reasonably request.

(j)            The Representative shall have received on the Firm Shares Closing Date from Tian Yuan Law Firm, PRC counsel for the Company, a letter, addressed to the Representative and dated such Closing Date, permitting them to rely on such firm's opinion addressed to the Company, the form of which is attached as Exhibit H, as if such opinion had been addressed to them, and to such further effect as the U.S. counsel for the Underwriters shall reasonably request.

(k)           The Representative shall have received on each Closing Date from Jones Day, counsel for the Representative, an opinion, addressed to the Representative and dated such Closing Date, in form and substance satisfactory to the Underwriters.

(l)            The Representative shall have received on the Firm Shares Closing Date from Grandall Legal Group (“Grandall”), PRC counsel for the Underwriters, an opinion, addressed to the Representative and dated such Closing Date, in form and substance satisfactory to the Underwriters.

(m)           All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representative, and their counsel.

(n)           The Representative shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule II hereto.

(o)          The Shares shall have been approved for quotation on the Nasdaq Global Market, subject only to official notice of issuance.

(p)          The Representative shall have received copies of the Co-Sale Waivers executed by each investor that signed the SPA.

(q)          The Representative shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that would reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or would reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or would reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Representative’s judgment to proceed with the purchase or offering of the Shares as contemplated hereby.

(r)          On the Firm Shares Closing Date, FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and agreements in connection with the offering of the Shares.

(s)          The Company shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

4.           Covenants and other Agreements of the Company and the Underwriters.

(a)          The Company covenants and agrees as follows:

i)            The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

ii)           The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any Issuer Free Writing Prospectus, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

iii)          If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

iv)          If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

v)           The Company shall make generally available to its security holders and to the Representative, as soon as practicable, an earning statement (which need not be audited) of the Company, covering such 12 month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

vi)          The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request.  If applicable, the copies of the Registration Statement, Preliminary Prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

vii)         The Company shall cooperate with the Representative and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

viii)        The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

ix)          Without the prior written consent of the Representative, for a period of 360 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company’s existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus.  In the event that during this period, (A) any shares are issued pursuant to the Company’s existing stock option plan or bonus plan that are exercisable during such 360 day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 360 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 360 days after the date of this Agreement, such person will not, without the prior written consent of the Representative, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.  Notwithstanding the foregoing, (i) the Company represents and warrants that each such grantee or purchaser or holder of such registered securities shall be subject to similar lockup restrictions as set forth on Exhibit A attached hereto and the Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the applicable period and (ii) if (x) during the last 17 days of the 360 day period described in this Section 4(a)(9) the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such 360 day period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 360 day period; the restrictions imposed during this Section 4(a)(9) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

x)           On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq Global Market (including any required registration under the Exchange Act).

xi)          Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

xii)         The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(b)          Concurrently with or as soon as practicable after the filing of the Registration Statement with the Commission, the Company will make all necessary state “blue sky” securities law filings with respect to the Shares to be sold in the offering (including the Option Shares).  The Company and Rodman will cooperate in obtaining the necessary approvals and qualifications in such states as Rodman deems necessary and/or desirable.  It is agreed that Rodman’s counsel will act as the Company’s “blue sky” counsel with respect to the offering.  The Company will be responsible for and pay all expenses relating to the offering, including, without limitation, (a) all filing fees and communication expenses relating to the registration of the Shares to be sold in the offering (including the Option Shares) with the Commission; (b) all COBRA Desk filing fees associated with the review of the offering by FINRA; all fees and expenses relating to the listing of such Shares on the Nasdaq Capital Market, the Nasdaq Global Market or the NYSE Amex and on such other stock exchanges as the Company and Rodman together determine; (c) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $5,000 per individual; (d) all fees, expenses and disbursements relating to the registration or qualification of such Shares under the “blue sky” securities laws of such states and other jurisdictions as Rodman may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel, it being agreed that such fees and expenses will be limited to: (i) if the offering is commenced on either the Nasdaq Global Market or the NYSE Amex, the Company will make a payment of $5,000 to such counsel on the Closing Date or (ii) if the offering is commenced on the Nasdaq Capital Market or on the Over the Counter Bulletin Board, the Company will make a payment of $15,000 to such counsel upon the commencement of “blue sky” work by such counsel and an additional $5,000 on the Closing Date; (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of such Shares under the securities laws of such foreign jurisdictions as Rodman may reasonably designate; (f) the costs of all mailing and printing of the underwriting documents (including, without limitation, this Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealer’s Agreement, Underwriters’ Questionnaire and Powers of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many Preliminary Prospectuses and Prospectuses as Rodman may reasonably deem necessary; (g) the costs and expenses of a financial public relations firm experienced in assisting issuers in public offerings of securities and in their relations with their security holders; (h) the costs of preparing, printing and delivering certificates representing the Shares; (i) fees and expenses of the transfer agent for the Shares; (j) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to Rodman; (k) the costs associated with post-Closing Date advertising the offering in the national editions of the Wall Street Journal and New York Times; (l) the costs associated with bound volumes of the public offering materials as well as commemorative mementos and Lucite tombstones, each of which the Company or its designee will provide within a reasonable time after the Closing Date in such quantities as Rodman may reasonably request; (m) the fees and expenses of the Company’s accountants; (n) the fees and expenses of the Company’s legal counsel and other agents and representatives; (o) payment in the amount of (i) U.S. $125,000 to Jones Day and (ii) RMB 200,000 to Grandall, each to be applied towards the total legal fees and expenses of Jones Day and Grandall; (p) the $16,000 cost associated with the use of i-Deal’s book building, prospectus tracking and compliance software for the offering and (q) up to $10,000 of Rodman’s actual accountable “road show” expenses for the offering.

(c)           The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person.  Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the company or any other person in connection with any such Transaction or the process leading thereto.

(d)           The Company represents and acknowledges that it is not eligible to use an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission, and that it will not issue an “issuer free writing prospectus,” as defined in Rule 433, or a “free writing prospectus,” as defined in Rule 405.  The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show.

5.           Indemnification.

(a)          The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other U.S. federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)          Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Shares to be purchased by such Underwriter hereunder.

(c)           Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof.  In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to one local counsel) for all indemnified parties in connection with any action, suit, proceeding or claim. In any event, the indemnifying party will not, in connection with any proceeding or separate but substantially similar or related proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the expenses of more than one counsel (in addition to one local counsel) for all indemnified parties unless the defense of one indemnified party is unique or separate from that of another indemnified party subject to the same claim or action.  The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.  An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

6.           Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.  The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

7.           Termination.

(a)          This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representative by notifying the Company at any time at or before a Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representative, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc. or the NASDAQ has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any New York State or U.S. federal authority; or (v) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b)           Regardless of which party elects to terminate their further participation in the proposed transactions contemplated hereby and the engagement by the Company of Rodman, upon such termination, the Company agrees to reimburse Rodman for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in Section 4(b) and to reimburse Rodman for the full amount of its actual accountable expenses incurred to such date up to a maximum of $200,000 (provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement) for all such expenses (which expenses will include, but will not be limited, to all reasonable fees and disbursements of Rodman’s counsel, travel, lodging and other “road show” expenses, mailing, printing and reproduction expenses, and any expenses incurred by Rodman in conducting its due diligence, including background checks of the company’s officers and directors), less amounts, if any, previously paid to Rodman in reimbursement for such expenses (for the avoidance of doubt, neither (i) the non-refundable $25,000 advance paid by the Company to Rodman nor (ii) the US $125,000 amount payable by the Company to Jones Day and the RMB 200,000 payable by the Company to Grandall pursuant to Section 4(b) above shall be calculated as amounts previously paid to Rodman in reimbursement for any such expenses and shall not be applied against the $200,000 expense cap described in this Section 7(b)); provided, however, that Rodman will not be entitled to any such reimbursement if: (i) Rodman terminates Rodman’s engagement prior to the execution of this Agreement for other than Good Reason or (ii) the Company terminates Rodman’s engagement prior to the execution of this Agreement on account of Rodman’s gross negligence or willful misconduct. As used herein, the term “Good Reason” means: (1) the failure of the Company to proceed with the offering in good faith; (2) the gross negligence or willful misconduct of the Company; (3) the occurrence eof any domestic or international event or act or occurrence which materially disrupts, or in Rodman’s sole opinion will, in the immediate future, materially disrupt, general securities markets in the United States; (4) the Company will have sustained a material loss by fire, flood accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss will have been insured, will, in Rodman’s sole judgment, make it inadvisable to proceed with the offering; or (5) a material adverse change in the conditions or prospects of the Company which would make it, in Rodman’s sole judgment impracticable to proceed with the offering.

8.           Substitution of Underwriters.  If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein.  If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms.  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-tenth of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.  In any such case, either the Representative or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the First Closing Date, the obligations of the Underwriters to purchase and of the Company, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7.  The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

9.           Miscellaneous.  The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Shares.  In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and the and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representative, c/o Rodman & Renshaw, LLC, 1251 Avenue of the Americas, 20th Floor New York, NY 10020, Attention: Equity Capital Markets, with a copy to Rodman & Renshaw, LLC, 1251 Avenue of the Americas, 20th Floor New York, NY 10020, Attention: General Counsel, and to Jones Day, 29th Floor, Edinburgh Tower, the Landmark, 15 Queen’s Road Central, Hong Kong Attention: Virginia Tam and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street, NW, Washington, DC 20037, Attention: Louis A. Bevilacqua.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  The Company irrevocably appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York.

With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the Judgment Currency actually received by such Underwriter.  The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

[Signature Page Follows]

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

CHINA POWER TECHNOLOGY, INC.

By:
Name:
Title:

Confirmed as of the date first written above:

RODMAN & RENSHAW, LLC

By:
Name:
Title:

Acting on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed
hereto.

SCHEDULE I

Name	Number of Firm Shares to Be Purchased
Rodman & Renshaw, LLC
Axiom Capital Management, Inc.
Hudson Securities, Inc.
Maxim Group LLC

Total

Sch I-1

SCHEDULE II

Parties to Lock-Up Agreements

Directors and Officers

Honghai Zhang
S.D. Liu
Shiyong Fan
Jinxin Jiang
Wuling Fu

Stockholders

China Blizzard Warrant Limited
Frozen Throne Nightorc Limited
New England Templar Limited
Palm Springs International Holding Limited
Sparkle Century International Limited
Terran Mutalisk Limited
Wise Winning Limited
Giant Idea Limited
Sun Forever Limited

Sch II-1

Exhibit A

FORM OF DIRECTOR & OFFICER LOCK-UP AGREEMENT

January [●], 2011

Rodman & Renshaw, LLC
as Representative of the Several Underwriters
named in Schedule I hereto
c/o Rodman & Renshaw, LLC
1251 Avenue of the Americas, 20th Floor
New York, NY 10020

Re:          Public Offering of China Power Technology, Inc.

Ladies and Gentlemen:

The undersigned, a holder of common stock, par value $0.001 (“Common Stock”), or rights to acquire Common Stock, of China Power Technology, Inc. (the “Company”) understands that you, as the Representative (the “Representative”) of the several Underwriters (as defined below), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of [●] shares of Common Stock of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company and the Underwriters that, without the prior written consent of the Representative, on behalf of the Underwriters, the undersigned will not, during the period ending 360 days (the “Lock-Up Period”) after the date of the prospectus relating to the Public Offering (the “Prospectus”), directly or indirectly (1) offer, pledge, assign, encumber, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended, (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing.

Exh A - 1

The foregoing shall not apply to (i) Common Stock to be transferred as a gift or gifts, (ii) to any person or entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned, and (iii) the sale of the Securities to be sold pursuant to the Prospectus, provided in the case of each transfer specified in foregoing clause (i) or (ii) such transfer shall not involve a disposition for value and that any transferee thereof agrees in writing to be bound by the terms hereof.

Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 360-day period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

The undersigned, whether or not participating in the Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page Follows]

Exh A - 2

Very truly yours,

By:
Name:
Title:

Exh A - 3

FORM OF STOCKHOLDER LOCK-UP AGREEMENT

January [●], 2011

Rodman & Renshaw, LLC
as Representative of the Several Underwriters
named in Schedule I hereto
c/o Rodman & Renshaw, LLC
1251 Avenue of the Americas, 20th Floor
New York, NY 10020

Re:          Public Offering of China Power Technology, Inc.

Ladies and Gentlemen:

The undersigned, a holder of common stock, par value $0.001 (“Common Stock”), or rights to acquire Common Stock, of China Power Technology, Inc. (the “Company”) understands that you, as the Representative (the “Representative”) of the several Underwriters (as defined below), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of [●] shares of Common Stock of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company and the Underwriters that, without the prior written consent of the Representative, on behalf of the Underwriters, the undersigned will not, during the period ending 180 days (the “Lock-Up Period”) after the date of the prospectus relating to the Public Offering (the “Prospectus”), directly or indirectly (1) offer, pledge, assign, encumber, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended, (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of the Representative, on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Exh B -1

The foregoing shall not apply to (i) Common Stock to be transferred as a gift or gifts, (ii) any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) any person or entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned, (iv) the sale of the Securities to be sold pursuant to the Prospectus and (v) sales under any 10b-5 plan, provided, in the case of each transfer specified in foregoing clause (i), (ii) or (iii), such transfer shall not involve a disposition for value and that any transferee thereof agrees in writing to be bound by the terms hereof.

Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

The undersigned, whether or not participating in the Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page Follows]

Exh B -2

Very truly yours,

[STOCKHOLDER]

By:
Name:
Title:

Exh B -3

Exhibit C

[Form of the Opinions of U.S. counsel for the Company]

[Text of Pillsbury Opinion to be dropped in /
Subject to Pillsbury's Opinion Committee in all respects]

1.
Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the [jurisdiction of its incorporation].  Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

2.
Each of the Company and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement, the Statutory Prospectus and the Prospectus and with respect to the Company to enter into and perform its obligations under the Underwriting Agreement and to issue and sell the Shares.

3.
The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus under the caption “Capitalization” as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Statutory Prospectus and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Statutory Prospectus and the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Shares is or will be subject to personal liability by reason of being such a holder.  The issuance and sale of the Shares by the Company is not subject to any preemptive or other similar rights of any securityholder of the Company.  To the best of such counsel’s knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Certificate of Incorporation or bylaws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound.  To the best of such counsel’s knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company.  The Common Stock, the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus.  The form of certificate[s] used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation or Bylaws of the Company and the requirements of the Nasdaq Global Market.  To the best of such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

Exh C - 1

4.
All necessary corporate action has been duly and validly taken by the Company and to authorize the execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Shares.  The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and the Underwriting Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, and except as any rights to indemnification may be limited by public policy concerns.

5.
Neither the execution, delivery and performance of the Underwriting Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) [nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Registration Statement, the Statutory Prospectus and the Prospectus] will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company [or any subsidiary] pursuant to the terms of, any bond, debenture, indenture, mortgage, deed trust, note, license, lease or other agreement or instrument of which such counsel is aware and to which the Company [or any subsidiary] is a party or by which it [either the Company or any subsidiary] or any of its assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, of which such counsel is aware or violate any provision of the charter, bylaws, business license, memorandum and articles of association of the Company [or any subsidiary].

6.
No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of the Underwriting Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

Exh C - 2

7.
To the best of such counsel’s knowledge, there is no any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

8.
The statements in the Statutory Prospectus and the Prospectus under the captions “Description of Securities,” [“Business-Regulatory Matters,”] “Business-Litigation,” and “Transactions With Related Persons, Promoters and Certain Control Persons; Corporate Governance,” and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.  Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

9.
(A) Each of the Company and its subsidiaries is in compliance in all material respects with all applicable Environmental Laws; (B) none of the Company or its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (C) each of the Company and its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect; and (D) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

10.
The Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules [and the documents incorporated by reference in the Registration Statement], all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectuses and any further amendment or supplement to any such incorporated document made by the Company (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

Exh C - 3

11.
The Registration Statement is effective under the Securities Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

12.	The Shares have been approved for quotation on the Nasdaq Global Market.

13.	The capital stock of the Company conforms in all material respects to the description thereof contained in the Statutory Prospectus and the Prospectus under the caption “Description of Capital Stock.”

14.	The Company is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representative as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions.  Copies of such certificates and other opinions shall be furnished to the Representative and counsel for the Underwriters.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representative and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and Issuer Free Writing Prospectuses and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus (except as specified in the foregoing opinion), and any Issuer Represented General Free Writing Prospectus on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective and at the time of the latest amendment thereto (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained or as of the date hereof contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading [or (ii) any document incorporated by reference in the Statutory Prospectus and the Prospectus or any further amendment or supplement to any such incorporated document made by the Company, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) the Statutory Prospectus, when considered together with the price to the public and the number of shares as set forth on the cover page of the Prospectus, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exh C - 4

Exhibit D

[Form of the Opinions of the Nevada counsel for the Company]

Exh D - 1

Exhibit E

[Form of the Opinions of the British Virgin Islands counsel for the Company]

1.
The Company is a company duly incorporated with limited liability for an unlimited duration under the BVI Business Companies Act, 2004, and is validly existing and in good standing under the laws of the British Virgin Islands.  It is a separate legal entity and is subject to suit in its own name.

2.	High Court Searches. No court proceedings pending against the Company are indicated by our searches [on the Closing Date] of the British Virgin Islands High Court Registry.

3.
Registry Searches.  On the basis of our searches of the British Virgin Islands Registry of Corporate Affairs and the British Virgin Islands High Court Registry [on the Closing Date], no currently valid order or resolution for liquidation of the Company and no current notice of appointment of a receiver over the Company or any of its assets appears on the records maintained in respect of the Company at the Registry of Corporate Affairs, but it should be noted that failure to file notice of appointment of a receiver does not invalidate the receivership but merely gives rise to penalties on the part of the receiver.

4.	Sole Shareholder. Based solely on the Certificate of Incumbency, the sole shareholder of the Company as of [the Closing Date] is as follows:

Name:	WISE WINNING LIMITED

Number of Share(s) Held:	50,000

5.
In addition to contractual modes of service, service of process in the British Virgin Islands on the Company may be effected by leaving at the Registered Office of the Company the relevant document to be served.  On the basis of our search of the British Virgin Islands Registry of Corporate Affairs dated [the Closing Date] the registered office of the Company is at Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands.

Exh E - 1

Exhibit F
[Form of the Opinions of the Hong Kong counsel for the Company]

6.
[Hong Kong Niceview] has been duly incorporated as a company with limited liability and is validly existing and in continuing registration under the laws of Hong Kong with full corporate power and authority to own, lease and operate its property and assets and to carry on its business in accordance with its memorandum and articles of association and as described in the Prospectus.

7.	As of [the Closing Date], [Hong Kong Niceview] has, since its date of incorporation, been registered with the Companies Registry of Hong Kong.

8.
All of the issued shares in the capital of the Company have been duly and validly authorized and issued, are fully paid and are wholly and directly owned by China Niceview Power Technology Limited, a company incorporated in the British Virgin Islands.

9.
The statements in the Prospectus insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, in each case to the extent, and only to the extent, governed by the laws of Hong Kong, fairly and accurately present the information and summarize the matters referred to therein.

10.	There are currently no taxes or other charges or deductions payable (by withholding or otherwise) to the Hong Kong Government or any taxing authority thereof on or by virtue of:

(a)	the payment of dividends and other distributions declared and payable on the shares of the Company, or

(b)	the resale and delivery of the Shares by the underwriters in the manner contemplated in the Prospectus.

11.
There are no restrictions under Hong Kong laws nor are any approvals currently required from any governmental department, agency or other authority in Hong Kong in order for the Company to pay dividends declared by it to its shareholder(s).

12.
Based solely on the results of our searches at the Companies Registry of Hong Kong, the Official Receiver’s Office of Hong Kong and the respective Registry of the High Court and District Courts in Hong Kong, there were no actions or petitions pending against the Company in the courts of Hong Kong as at the close of business in Hong Kong on the [the Closing Date].  The enquiries referred to above which we have made at the High Court of Hong Kong and Official Receiver’s Office have revealed no record of the presentation of any winding up petition in respect of the Company.

Exh F - 1

Exhibit G
[Form of the Opinions of the PRC counsel for the Company]

1.
Incorporation of the PRC Subsidiaries.  Each of the PRC Subsidiaries has been duly organized and is validly existing as a limited liability company under the PRC Laws. Kaifeng Niceview has been duly qualified as a foreign invested enterprise and is in compliance with all applicable PRC Laws. Each of the PRC Subsidiaries has obtained all necessary approvals, authorizations, consents and orders, and has made all filings that are required under the PRC Laws, for the ownership by the Company of its equity interests through Hong Kong Niceview with respect to Kaifeng Niceview, through Hong Kong Niceview and Kaifeng Niceview with respect to Desheng Boiler and Desheng Installation, thorough Hong Kong Niceview, Kaifeng Niceview and Desheng Boiler with respect to Fuyuan Installation. The articles of association and other constitutive documents of each of the PRC Subsidiaries and their business licenses comply with the requirements of all PRC Laws and are in full force and effect. All of the equity interests in each of the PRC Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are legally owned by the Company through Hong Kong Niceview and Kaifeng Niceview, as the case may be, and free and clear of all liens, encumbrances, security interest, mortgage, pledge, equities or claims or any third-party right and there are no other outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in any of the PRC Subsidiaries. (The Company and Hong Kong Niceview, collectively, the “Non-PRC Entities”; and the PRC Subsidiaries and the Non-PRC Entities, collectively, the “Group Companies”.)

2.
Rights, Power and Authority.  To the best of our knowledge after due inquiry, each of the PRC Subsidiaries has full legal right, corporate power and authority to own, use, lease and operate its assets and to conduct its business as presently conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the PRC Subsidiaries has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings (collectively, “Governmental Authorizations”) with, all governmental or regulatory agencies or courts in the PRC (“Governmental Agencies”) to own, lease, license and use its properties and assets and conduct its business in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus, and such Governmental Authorizations contain no materially burdensome restrictions or conditions not described in the Registration Statement, the General Disclosure Package and the Prospectus. Such Governmental Authorizations are in full force and effect, and each of the PRC Subsidiaries is in compliance with the provisions of all such Governmental Authorizations. To the best of our knowledge after due inquiry, we have no reason to believe that any Governmental Agency is considering modifying, suspending or revoking any such Governmental Authorizations, or that any such Governmental Authorizations will not be renewed by the relevant Governmental Agency and each of the PRC Subsidiaries is in compliance with the provisions of all such Governmental Authorizations.

Exh G - 1

3.
Corporate Structure.  The entering into, and the consummation of the transactions contemplated in the contractual arrangements described in the Registration Statement, the General Disclosure Package and the Prospectus under “History and Corporate Structure – Reverse Acquisition of China Niceview” and “History and Corporate Structure – Acquisition of Fuyuan Installation” constitute legal, valid and binding obligations of all the parties therein, enforceable against all the parties therein, in accordance with their terms; will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any existing indenture, mortgage, deed of trust, loan agreement or other agreement or instrument governed by the PRC Laws to which any of the Group Companies is a party; will not result in any violation of any provision of any of the PRC Subsidiaries and each of their respective shareholders’ existing articles of association or other constituent or organization documents or business licenses; all necessary steps for the transactions contemplated therein have been taken and all consents required from any of the PRC Subsidiaries and each of their respective shareholders have been obtained and are in full force and effect; all governmental approvals, consents, registrations, filings and all necessary steps required in the PRC for the transactions contemplated therein have been obtained, made and taken and are in full force and effect; the ownership structure, business and operation models as set forth therein comply with, and immediately after the offering of the Company’s Shares will comply with, all existing PRC Laws.

4.
No Violation.  To the best of our knowledge after due inquiry, none of the PRC Subsidiaries is in breach or violation of or in default, as the case may be, under its articles of association, business license or any other constituent documents, and none of the Group Companies is in breach or in violation of or in default, as the case may be, under (i) any material obligation, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness governed by the PRC Laws, (ii) any material obligation, license, lease, contract or other agreement or instrument governed by the PRC Laws and to which any of the Group Companies is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any PRC Law, or any decree, judgment or order of any court in the PRC applicable to any of the Group Companies (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under).

5.
SAFE Regulations.  Each of the Group Companies and each of the directors, officers, holders or beneficiary owners of shares or convertible securities of the Company, including without limitation ordinary shares or any rights, warrants or options to acquire such shares or securities who are PRC citizens or residents, including shareholders and option holders of the Company that are directly or indirectly owned or controlled by a PRC citizen or resident, has complied with all relevant registration, reporting, filing and other procedures required by the State Administration of Foreign Exchange of the PRC.

Exh G - 2

6.
M&A Rules.  On August 8, 2006, six PRC regulatory agencies, namely, the PRC Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”), and the State Administration of Foreign Exchange, jointly adopted the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), which became effective on September 8, 2006 and was further amended on June 22, 2009. The M&A Rules purport, among other things to require offshore special purpose vehicles, or SPVs, formed for overseas listing purposes through acquisitions of PRC domestic companies and controlled by PRC companies or individuals, to obtain the approval of the CSRC prior to publicly listing their securities on an overseas stock exchange. On September 21, 2006, pursuant to the M&A Rules and other PRC Laws, the CSRC, in its official website, promulgated relevant guidance with respect to the issues of listing and trading of domestic enterprises’ securities on overseas stock exchanges, including a list of application materials with respect to the listing on overseas stock exchanges by SPVs. Except as disclosed in the Registration Statement, General Disclosure Package and the Prospectus, the issuance and sale of the Offered Shares, the listing and trading of the Offered Shares on the Nasdaq Global Market or the consummation of the transactions contemplated by the Agreement are not and will not be, as of the date hereof, as of the First Shares Closing Date and as of each applicable Option Shares Closing Date, if any, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules.

7.
Title to Property and Leased Assets.  Each of the PRC Subsidiaries has (i) valid title and has obtained proper and valid land use rights certificates, in respect of all the land held by it, (ii) valid title and has obtained proper and valid title certificates, in respect of all the buildings owned or held by it and (iii) valid subsisting and enforceable leases, in respect of all land and buildings held under lease by it. Each lease agreement to which any of the PRC Subsidiaries is a party is legally executed; the leasehold interests of each of the PRC Subsidiaries are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under the PRC Laws; to the best of our knowledge after due inquiry, none of the PRC Subsidiaries owns, operates, manages or has any other right or interest in any other real property of any kind and none of the Non-PRC Entities owns, operates, manages or has any right or interest in any real property of any kind in the PRC.

8.
Guarantees.  To the best of our knowledge after due inquiry, there is no material outstanding guarantee or contingent payment obligation of any of the PRC Subsidiaries in respect of indebtedness of third parties, other than those contingent payment obligations incurred in conduct of the ordinary business of each of the PRC Subsidiaries.

9.
Intellectual Property.  Each of the PRC Subsidiaries possesses, or has the appropriate rights to use the same, as the case may be, the registered intellectual property as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the PRC Subsidiaries owns or possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all patents, patent rights, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business currently operated by it in the PRC. To the best of our knowledge after due inquiry, none of the PRC Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing; none of the PRC Subsidiaries is infringing, misappropriating or violating any intellectual property right of any third party in the PRC; and to the best of our knowledge after due inquiry, no legal or government proceedings, actions or claims have been asserted or are pending or threatened against any of the PRC Subsidiaries that relate to the intellectual property rights owned or used by it.

Exh G - 3

10.
Material Contracts.  Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or Prospectus or listed in the exhibit table to the Registration Statement or incorporated by reference (the “Material Contracts”), has been duly authorized, executed and delivered by each of the relevant PRC Subsidiaries; each of the PRC Subsidiaries had the corporate power and capacity to enter into and to perform its obligations under such Material Contracts; each of the Material Contracts to which a PRC Subsidiary is a party constitutes a legal, valid and binding obligation of such PRC Subsidiary, enforceable against such PRC Subsidiary in accordance with its terms. To the best of our knowledge after due inquiry, we are not aware of any contracts, agreements or other instruments of any of the Group Companies governed by the laws of the PRC which should be described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus other than those described or referred to therein.

11.
Employees.  The form of the contracts of service in relation to the employment of the employees of each of the PRC Subsidiaries are on usual and normal terms that do not and will not impose any unusual or onerous obligation on the relevant entity and the subsisting contracts of service to which such entity is a party are legal, valid and enforceable (except for provisions in restraint of trade which may be subject to unfavorable judicial interpretation) and are determinable at any time on reasonable notice without compensation (except for statutory compensation). To the best of our knowledge after due inquiry, there are no claims pending or threatened or capable of arising in the PRC against any of the Group Companies, by any employee or third party, in respect of any accident or injury not fully covered by insurance.

12.
Labor Laws.  To the best of our knowledge after due inquiry, no labor dispute, or disturbance involving the employees of any of the PRC Subsidiaries exists or is imminent or threatened. Each of the PRC Subsidiaries has complied in all material respects with all employment, labor and similar laws applicable to it and has made all union, housing and social insurance contributions for its employees as required under the PRC Laws. The labor contracts or employment agreements entered by each of the PRC Subsidiaries with its employees are in compliance with the PRC Laws.

13.
Environmental Laws.  To the best of our knowledge after due inquiry, (i) each of the PRC Subsidiaries is in compliance with any and all applicable health and environmental laws in the PRC; (ii) there are no administrative, regulatory or judicial actions, demands, letters, claims, warnings, or notices of non compliance or violation, investigation or proceedings relating to any environmental laws against any of the PRC Subsidiaries, (iii) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remedial measures, or an action, suit or proceeding by any private party or Governmental Agencies, against or affecting any of the PRC Subsidiaries relating to hazardous materials or any environmental matters or any environmental laws, and (iv) each of the PRC Subsidiaries has received all permits, licenses or other approval required of it under applicable environmental laws to conduct its businesses and each of the PRC Subsidiaries is in compliance with all terms and conditions of any such permit, license or approval.

Exh G - 4

14.
Compliance with PRC Tax Laws.  Each of the PRC Subsidiaries has completed the tax registrations with respect to PRC taxes. All national, provincial, local and municipal tax waivers, tax relief, concession and preferential treatment held by each of the PRC Subsidiaries are valid, binding and enforceable and are in compliance with the laws, statutes or any order, rule or regulation of any national, provincial, local or municipal governmental agency. To the best of our knowledge after due inquiry, none of the Group Companies is delinquent in the payment of any PRC taxes due and there is no tax deficiency which might be assessed against it, and there is no material breach or violation by any of the Group Companies of any applicable PRC tax law or regulation. None of the Group Companies will have any material PRC tax liability as a consequence of the offering that has not been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

15.
No Liquidation.  None of the PRC Subsidiaries has taken any corporate action, nor does it have any legal proceedings commenced against it, for its liquidation, winding up, dissolution, or bankruptcy, for the appointment of a liquidation committee, team of receivers or similar officers in respect of its assets or for the suspension, withdrawal, revocation or cancellation of any of the Governmental Authorizations.

16.
Dividends.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all dividends and other distributions declared and payable upon the equity interests in each of the PRC Subsidiaries may under the applicable PRC Laws be paid to Hong Kong Niceview in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC; the dividends and other distributions of each of the PRC Subsidiaries are not and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, will not be subject to withholding or other taxes under the PRC Laws and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC.

17.
No Proceedings.  To the best of our knowledge after due inquiry, there are no legal, arbitration or governmental proceedings in progress or pending to which any of the Group Companies is a party or of which any PRC property of any of the Group Companies is subject; and, to the best of our knowledge after due inquiry, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others; to the best of our knowledge after due inquiry, none of the directors and executive officers of any of the Group Companies are currently subject to any litigation proceedings, bankruptcy proceedings or any investigation, hearing or proceeding brought or instituted by any Governmental Agency in the PRC nor are there any such proceedings pending or threatening to happen.

Exh G - 5

18.
Use of Proceeds.  The application of the net proceeds to be received by the Company from the offering, as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, will not contravene any provision of the PRC Laws, or the articles of association, the business licenses or other constituent documents of any of the PRC Subsidiaries or contravene the terms or provisions of, or constitute a default under, any bond, debenture, contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument binding upon any of the PRC Subsidiaries, or any judgment, order or decree of any Governmental Agency in the PRC.

19.
Accurate Description of Laws and Documents.  The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus insofar as such statements describe or summarize PRC legal or regulatory matters, or documents, agreements or proceedings governed by the PRC Laws, are true and accurate, and fairly present or fairly summarize the PRC legal and regulatory matters, documents, agreements or proceedings referred to therein in all material respects; and such statements do not contain any untrue statement of a material fact, and do not omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

20.
No Omitted Description of PRC Laws.  There are no PRC statutes or regulations that are material to any of the Group Companies, that are not described in the Registration Statement, the General Disclosure Package and the Prospectus and such descriptions in the Registration Statement, the General Disclosure Package and the Prospectus are accurate in all material respects.

21.
Disclosure.  Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package and the Prospectus (other than as specifically set forth in paragraphs “Accurate Descriptions of Laws and Documents” and “No Omitted Description of PRC Laws” above), nothing has come to our attention which leads us to believe that (i) the Registration Statement (except for the financial statements and schedules and other financial data included therein, as to which we express no opinion), at the time it became effective and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the General Disclosure Package (except for the financial statements and schedules and other financial data included therein, as to which we express no opinion), as of the time of sale, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) the Prospectus (except for the financial statements and schedules and other financial data included therein, as to which we express no opinion), on that date it was filed and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Exh G - 6

22.
No Violation Regarding the Transaction Agreements.  The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement to be entered among the Company and the Underwriters and the consummation by the Company of the transactions contemplated herein and therein, and the conduct of the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus, including the issue and sale of the Offered Shares under the Underwriting Agreement, and the compliance by the Company with all of the provisions of the Underwriting Agreement (i) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any existing bond, debenture, contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which any of the PRC Subsidiaries is a party or by which any of the PRC Subsidiaries is bound or to which any of the properties or assets of any of the PRC Subsidiaries is bound or subject to, (ii) do not and will not result in any violation of the provisions of the existing articles of association, business licenses or any other constituent documents of any of the PRC Subsidiaries, and (iii) do not and will not result in any violation of the currently applicable PRC Laws.

23.
Absence of Further Action. No further licenses, consents, authorizations, approvals, orders, certificates, permits, declarations or filings with, or from any Governmental Agencies is required for (i) the issue or sale of the Shares and (ii)  the consummation of the transactions contemplated by the Underwriting Agreement[, the Custody Agreements and the Power of Attorney, as applicable].

24.
No Stamp Tax.  No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of any of the Group Companies, and the Underwriters to the PRC government or any political subdivision or taxing authority thereof or therein in connection with (i) the issuance, sale and delivery of the Offered Shares, (ii) the sale and delivery by [each of] the Company of the Offered Shares to or for the accounts of the Underwriters in the manner contemplated in the Underwriting Agreement, (iii) the execution, delivery and performance of the Underwriting Agreement by the Company or (iv) the sale and delivery by the Underwriters of the Offered Shares to the initial purchasers thereof in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

25.
No Licensing Requirement for the Underwriters.  The entry into, delivery, and performance or enforcement of the Underwriting Agreement in accordance with its terms will not subject any of the Underwriters to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any of the Underwriters be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any PRC Laws by reason of entry into, delivery, performance or enforcement of the Underwriting Agreement.

26.
No Deemed Residence for the Holders. No holder of the Shares who is not a PRC resident will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in the PRC, by virtue only of holding such Shares. Except for the disclosure in the Registration Statement, the General Disclosure Package and the Prospectus, there are no limitations under the PRC Laws on the rights of holders of the Shares who are not PRC residents to hold, vote or transfer their securities nor any statutory pre-emptive rights or transfer restrictions applicable to the Ordinary Shares.

27.	Absence of Reporting Obligations. There are no reporting obligations under the PRC Laws on non-PRC holders of the Shares.

Exh G - 7

28.
Compliance with PRC Laws.  The issuance, sale and delivery of the Offered Shares by the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will not conflict with, or result in a breach or violation of, the provisions of any PRC Laws.

29.
No Resale Restrictions.  Under the PRC Laws, assuming that the transferees of the Shares are not entities organized under the laws of, or residents of, the PRC, the Shares are freely transferable by [each of] the Company to or for the account of the Underwriters, and, to the extent described in the Registration Statement, the General Disclosure Package and the Prospectus, the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares under the PRC Laws. To the extent related to the PRC Laws, no holder of any of the Shares after the completion of the offering will be subject to liability in respect of any liability of any of the PRC Subsidiaries by virtue only of the holding of any such Shares.

30.
PRC Taxes.  Under the PRC Laws except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) dividends paid by each of the PRC Subsidiaries to the Hong Kong Niceview will not be subject to income tax imposed in the PRC or any subdivision thereof, (ii) any dividends or distributions made by Hong Kong Niceview to the Company and by the Company to holders or beneficial owners of the Shares will not be subject to any PRC withholding tax or tax of any other nature, and (iii) a holder or beneficial owner of the Shares will not be subject to any PRC transaction tax, stamp duty or similar tax or duty or any PRC withholding tax or other PRC taxes of any nature in connection with the acquisition, ownership and disposition of the Shares, including the receipt of any dividends or distributions on the Shares, provided in the cases of (ii) and (iii) that the holder or beneficial owner has not been physically resident in the PRC for a period of one year or more and therefore become subject to PRC tax (and to the extent not granted an exemption or other relief under any applicable double tax treaty).

31.
Taxes on Dividends and Capital Gains.  Other than potential withholding of PRC taxes on holders of the Shares who are non-residents of the PRC in respect of (i) any payments, dividends or other distributions made on the Shares or (ii) gains made on sales of the Shares between non-residents of the PRC consummated outside the PRC, which have been accurately described in the Registration Statement, the General Disclosure Package and the Prospectus in all material respects, there are no other PRC income tax or other taxes or duties applicable to such holders of Shares unless the holder thereof is subject to such taxes in respect of the Shares by reason of being connected with the PRC other than by reason only of the holding of the Shares or receiving payments in connection therewith as described in the Registration Statement, the General Disclosure Package and the Prospectus.

32.	Absence of Further Action. No Governmental Authorization of or with any Governmental Agency in the PRC is required for the consummation of the transactions contemplated by the Underwriting Agreement.

33.
Choice of Law.  The choice of law provisions set forth in the Underwriting Agreement do not contravene the laws of the PRC and will be upheld by the courts of the PRC; the Company can sue or be sued in its own name under the PRC Laws.

Exh G - 8

34.
Submission to Jurisdiction.  The submission of the Company to the non-exclusive jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, U.S.A. (each a “New York Court”), the waiver by the Company of any objection to the venue of a proceeding in a New York Court, the waiver and agreement of the Company not to plead an inconvenient forum, and the agreement of the Company that the Underwriting Agreement be construed in accordance with and governed by the laws of the State of New York will be recognized by PRC courts; service of process effected in the manner set forth in the Underwriting Agreement will be effective to confer jurisdiction over the subsidiaries, assets and property of the Company in the PRC, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in the PRC; and any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement will be recognized by PRC courts, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in the PRC.

35.
Validity of Indemnification Provisions.  The indemnification and contribution provisions set forth in the Underwriting Agreement do not contravene the public policy of the PRC or any  PRC Laws, and insofar as matters of  PRC Laws are concerned, constitute the legal, valid and binding obligations of the Company,  enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights; the Underwriting Agreement is in proper legal form under the PRC Laws for the enforcement thereof against the Company, subject to compliance with relevant civil procedural requirements; and to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any such document.

36.
No Sovereign Immunity.  Under the PRC Laws, none of the Group Companies or any of their respective properties, assets or revenues, is entitled to any right of immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in PRC, service of process, attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment.

Exh G - 9